[GRAPHIC OMITTED]

                              VAN ECK CHUBB FUNDS



                                 ANNUAL REPORT
                               DECEMBER 31, 2001




                             GROWTH AND INCOME FUND
                               TOTAL RETURN FUND




                         THE VAN ECK PARTNERSHIP SERIES

                      VAN ECK/CHUBB GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

THE VAN ECK/CHUBB GROWTH AND INCOME FUND'S PRIMARY OBJECTIVE IS LONG-TERM CAPITAL APPRECIATION THROUGH INVESTMENT IN STOCKS OF LEADING LARGE- AND MEDIUM-CAPITALIZATION U.S. COMPANIES. THE FUND MANAGER LOOKS FOR VALUE BY INVESTING IN ESTABLISHED COMPANIES THAT ARE SELLING AT A DISCOUNT TO THE MARKET IN TERMS OF SEVERAL MEASURES--INCLUDING PRICE EARNINGS RATIOS--AND THAT HAVE SOLID FUTURE PROSPECTS (PRIMARILY DEFINED AS FUTURE GROWTH POTENTIAL ABOVE THE S&P 500 INDEX). THIS STRATEGY HELPS KEEP THE FUND'S VOLATILITY BELOW THAT OF THE U.S. STOCK MARKET IN GENERAL. AS A SECONDARY OBJECTIVE, THE FUND SEEKS A REASONABLE LEVEL OF CURRENT INCOME THROUGH STOCK DIVIDENDS.

For the second year in a row, U.S. stock markets suffered a down year. The benchmark Standard & Poor's 500 Index,* which had already declined 9.10% in 2000, fell another 11.88% in 2001. This marked the broader market's worst performance since the early 1970s. This disappointing showing was also reflected in the performance of the Van Eck/Chubb Growth and Income Fund which, for the twelve months ended December 31, 2001, lost 14.31%. During the same period, the Fund's peer mutual funds, as measured by the Lipper Large-Cap Core Fund Index,** declined 12.83%. Long-term performance results for the Fund are included in the table that follows.

MARKET REVIEW

The U.S. economy (along with many of the world's economies) slowed sharply in 2001 and officially moved into recession for the first time since 1991 (based on two consecutive quarters of negative gross domestic product)--thus ending the phenomenal decade-long expansion. In past recessions, a falloff in consumer spending has generally signaled the end to boom times, but the current recession was created in large part by overly enthusiastic business models and the excess capacity that resulted. Throughout the year, the Federal Reserve Board tried to invigorate the economy through an aggressive campaign of interest rate cuts. The Fed slashed rates 11 times over the course of the year, reducing the federal funds rate from 6.50% to 1.75%--its lowest level since 1961. Lower interest rates, however, did not succeed in fully fixing what ailed the markets this past year, although they may have helped avert a deeper recession. Fed action did succeed in buoying consumer spending and created a kind of "profitless recovery" among retailers and auto makers, who drastically reduced prices and offered 0% financing in order to move inventory. An additional bright note on the consumer front was the continued strength of the housing market; lower interest rates spurred both new home sales and record numbers of refinancings. But Fed policy did not translate into increased corporate capital spending--and both consumer and corporate spending have been key stimulants to the strong U.S. economy over the past decade. In addition, corporate bankruptcies increased in 2001 and several major firms had headline-making troubles, including Enron, Kodak, Polaroid, and Bethlehem Steel (we did not hold any of these stocks in the portfolio during the year).

For most of 2001, investors remained optimistic that stocks would turn around and the economy would rebound despite mounting negative indicators. The year was characterized by significant volatility and movement among sectors as investors shifted assets between defensive stocks (in industries such as pharmaceuticals, utilities and healthcare) and more growth-oriented stocks (software, biotechnology and wireless communications) in anticipation of an economic recovery and the next big move. Subsequently, the events of September 11 sobered most investors and forced an adjustment of expectations. The markets faltered for several days after the attacks. However, probably due to the government's fiscal stimulus package and the Fed's aggressive action, the fourth quarter witnessed a surprising market rally. Still, this year-end rally did not succeed in lifting most of the major market indices out of negative performance territory for the year. Stock valuations had been propelled far above rational levels during the technology bubble of late 1999 and early 2000. Slowly and painfully, Americans came to accept that the bursting of one of the biggest financial bubbles in history was a major cause for the current recession, and that the resumption of rapid growth might be slow in coming. All of the major U.S. equity indices suffered

                      VAN ECK/CHUBB GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

substantial declines in 2001, with the exception of the small-cap Russell 2000 Index. The S&P 500 Index (large-caps) was off 11.88%, the Dow Jones Industrial Average*** (blue chips) fell 5.43%, the Russell Mid-Cap Index+ (mid-caps) declined 7.03%, and the Nasdaq Composite Index++ (technology) fell 20.80%; by contrast, the Russell 2000 Index## (small-caps) gained 2.63%. With 2001 concluding as another down year, the two-year period of 2000-2001 goes on record as the worst two years for U.S. stocks since 1973-1974 (as measured by the S&P 500 Index).

During the year, the worst performing sector was energy stocks, hurt by the drop in oil prices and the collapse of Enron. Telecommunications companies also suffered; many had taken on substantial debt in order to build costly infrastructure and several now face bankruptcy. While software and semiconductors did well toward the end of the year, the overall technology sector had a terrible 2001. At the same time, consumer cyclicals, staples, housing-related companies (builders and furnishings) and electronics goods retailers all benefited from Americans' increased desire to remain close to home following the events of September 11.

FUND REVIEW

As we reported to you at midyear, in the first half of the year we made fairly significant changes to your Fund's portfolio, working to improve overall quality and better position it for uncertain times. We purposefully opted to take a more defensive posture in order to ride out the market's volatility and to avert any major pitfalls. Throughout the year, we concentrated on careful stock selection rather than making specific industry bets, and all in all the Fund's sector weightings did not shift significantly over the course of 2001, although individual company names did. We remained committed to our discipline of searching for leading companies with proven track records, quality management and solid future growth prospects that are reasonably priced.

Your portfolio benefited from the sale of several positions in the second half of 2001. These included Costco Wholesale Corp., a national discount-merchandise warehouse chain, and Baxter International, which is engaged in the development, manufacturing and distribution of products used in the healthcare industry (both companies were profiled in the June 30 Semi-Annual Report). The Fund profited from the sale of defense contractors General Dynamics and Northrop Grumman Corp., as the defense sector benefited from the increased military activity that followed September 11. On the other hand, we sold several financial services positions, including Citigroup, Capital One Financial and Providian Financial, that continued to suffer as the economic outlook failed to improve. We also sold several of the Fund's electronics/ telecommunications/technology holdings, including Flextronics International Ltd., the electronics and semiconductor manufacturer, as these firms continued to come under pressure. We did maintain a Fund position, however, in technology, believing that technology and telecommunications are a key part of the economy over the longer term. Last year, these holdings were a drag on performance.

We also added several holdings to the Fund's portfolio in the second half, companies that had been beaten down and that we believed could benefit from positive trends. Many of the companies we looked at had stock prices that were off as much as 40% from their highs, and were selling at a level as low as 10 to 15 times earnings. Among the notable companies we purchased for the Fund after midyear were Gillette, the manufacturer of household and personal hygiene products (3.1% of the Fund's total net assets as of December 31); Barnes & Noble, the retail bookseller (1.9% of net assets); and Abercrombie & Fitch (2.2% of net assets) and American Eagle Outfitters (1.7% of net assets), both retail clothing distributors. We also bought BellSouth Corp (2.8% of net assets), which provides more than 37 million customers in 20 countries with Internet network access services and wireless communications. We added Estee Lauder Co. (2.4% of net assets), the manufacturer and marketer of skin care, makeup, fragrance and hair care products sold under brand names such as Estee Lauder, Clinique, and Aramis; and Clear Channel (2.3% of net assets), a diversified media company with broadcasting, live entertainment and outdoor advertising business segments.

                      VAN ECK/CHUBB GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

THE OUTLOOK

We are cautiously optimistic as we move forward. It is anticipated that the economy should begin to rebound some time in the second half of this year, once the effects of the Fed's monetary policy and fiscal stimulus are felt. Progress will hinge on the continued strength of the U.S. consumer, improved health of corporate earnings and an increase in the level of capital spending. However, we recommend that investors be patient. Although there are some signs that the economic picture is improving, the unemployment rate has increased from a low of 3.9% in October 2000 to 5.8% in December 2001. In addition, both American individuals and corporations are shouldering a huge amount of debt; this excessive debt burden could prove to be a drag on our economy for some time to come. At the same time, overseas economies will need to show improvement. As we have stated in the past, we expect that the stock market will continue to remain volatile. This creates a suitable environment for the patient stock picker willing to seek out pockets of opportunity.

We thank you for your investment in the Van Eck/Chubb Growth and Income Fund.

[GRAPHIC OMITTED]

/s/ ROBERT WITKOFF
------------------
ROBERT WITKOFF
SENIOR VICE PRESIDENT
CHUBB ASSET MANAGERS, INC.

January 26, 2002

The Standard & Poor's 500 Index, Lipper Large-Cap Core Fund Index, Dow Jones Industrial Average, Russell Mid-Cap Index, Nasdaq Composite Index and Russell 2000 Index are managed indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

* The S&P 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

** The Lipper Large-Cap Core Fund Index is an index comprised of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value comparable to the S&P 500 Index.

*** The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928.

+ The Russell Mid-Cap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. The average market capitalization is approximately $4.2 billion; the median market capitalization is approximately $3.2 billion.

++ The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq national market and small-cap stocks.

# The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market.

                      VAN ECK/CHUBB GROWTH AND INCOME FUND
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 12/31/01
--------------------------------------------------------------------------------
                                          AFTER
                                          MAXIMUM                       BEFORE
AVERAGE ANNUAL                            SALES                         SALES
TOTAL RETURN                              CHARGE*                       CHARGE
--------------------------------------------------------------------------------
Life (since 12/1/87)                      10.12%                        10.59%
--------------------------------------------------------------------------------
10 Year                                    7.49%                         8.12%
--------------------------------------------------------------------------------
5 Year                                     1.03%                         2.23%
--------------------------------------------------------------------------------
1 Year                                   (19.23%)                      (14.31%)
--------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than the original cost.

The Adviser is currently waiving certain or all expenses of the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

*    A shares: maximum sales charge is 5.75%.

   [THE FOLLOWING DATA IS PRESENTED AS A PIE CHART IN THE PRINTED DOCUMENT]

                               % OF PORTFOLIO(1)

                              Common Stocks: 94.0%
                             Other Net Assets: 6.0%

                                                        % OF
       TOP TEN EQUITIES                              PORTFOLIO(1)
            Washington Mutual, Inc.                      4.1%
            Wells Fargo & Company                        4.0%
            UnitedHealth Group, Inc.                     3.9%
            Wellpoint Health Networks, Inc.              3.4%
            SBC Communications, Inc.                     3.2%
            Wal-Mart Stores, Inc.                        3.2%
            Gillette Co.                                 3.1%
            HCA, Inc.                                    2.8%
            BellSouth Corp.                              2.8%
            Transocean Sedco Forex, Inc.                 2.8%


                                                        % OF
       TOP TEN INDUSTRIES                            PORTFOLIO(1)
            Telecommunications                          12.1%
            Financial                                   10.7%
            Retail                                       7.2%
            Healthcare Services                          6.7%
            Oil & Gas Equipment and Services             6.5%
            Electronics                                  6.1%
            Household Products                           5.4%
            Medical Services                             5.4%
            Apparel                                      3.8%
            Banking                                      3.8%



(1)  As a percentage of total net assets at December 31, 2001.

                      VAN ECK/CHUBB GROWTH AND INCOME FUND
                             PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This graph compares a hypothetical $10,000 investment in the Van Eck/Chubb Growth and Income Fund made ten years ago with a similar investment in the Standard & Poor's 500 Index, the Lipper Large-Cap Core Fund Index and the Lipper Multi-Cap Core Fund Index.

   [THE FOLLOWING DATA IS PRESENTED AS A LINE GRAPH IN THE PRINTED DOCUMENT]

                      VAN ECK/CHUBB GROWTH AND INCOME FUND
                             Performance Comparison

                 Van Eck
               Chubb Growth
                and Income                       Lipper             Lipper
                Fund (with       S&P 500        Large-Cap          Multi-Cap
Date         sales charge)(1)     Index      Core Fund Index    Core Fund Index
--------------------------------------------------------------------------------
Dec-90             9428           10000           10000              10000
                   9584            9748            9917               9911
                   9350            9933            9802               9855
Sep-91             9421           10246           10078              10128
                  10073           10761           10933              10770
                  10558           11230           11320              11226
Jun-92            10645           11284           11442              11361
                  11117           11575           11930              11736
                  11613           11843           12282              11999
Mar-93            11275           11395           11944              11593
                  11147           11442           11800              11486
                  11537           12001           12403              11996
Dec-93            11113           11999           12169              11870
                  12035           13166           13151              12805
                  13568           14421           14248              13864
Sep-94            14741           15566           15433              14896
                  15046           16502           16088              15639
                  15459           17388           17063              16444
Jun-95            16188           18167           17628              17040
                  16520           18729           18203              17582
                  18432           20289           19381              18742
Mar-96            18617           20834           19491              18897
                  21771           24468           22339              22072
                  24277           26300           24661              23767
Dec-96            23197           27055           24473              24219
                  26266           30827           27605              27487
                  25917           31844           27900              28587
Sep-97            19504           28683           24170              25311
                  23154           34787           29047              30742
                  23433           36519           29766              32075
Jun-98            25830           39093           32136              33849
                  24477           36655           30110              31640
                  29966           42106           35085              36690
Mar-99            31770           43070           37671              38256
                  29047           41929           36488              37384
                  28399           41523           36686              37254
Dec-99            24022           38276           33909              33987
                  21322           33741           30028              29751
                  22002           35714           32171              31337
Sep-00            18837           30474           26690              26859
Dec-00            20584           33730           30260              29625

--------------------------------------------------------------------------------------------
 Average Annual Total Return 12/31/01                   1 Year       5 Year       10 Year
--------------------------------------------------------------------------------------------
 VE/C Growth and Income Fund (w/o sales charge)        (14.31%)       2.23%         8.12%
--------------------------------------------------------------------------------------------
 VE/C Growth and Income Fund (with sales charge)(1)    (19.23%)       1.03%         7.49%
--------------------------------------------------------------------------------------------
 Standard & Poor's 500 Index                           (11.88%)      10.69%        12.91%
--------------------------------------------------------------------------------------------
 Lipper Multi-Cap Core Fund Index                      (10.76%)       9.32%        11.71%
--------------------------------------------------------------------------------------------
 Lipper Large-Cap Core Fund Index                      (12.83%)       9.59%        11.47%
--------------------------------------------------------------------------------------------

INCEPTION DATE FOR THE VAN ECK/CHUBB GROWTH AND INCOME FUND WAS 12/1/87.

(1) The maximum sales charge is 5.75%. Returns for the Van Eck/Chubb Growth and Income Fund reflect all recurring expenses and include the reinvestment of all dividends and distributions. Performance does not fully reflect the impact of the Fund's expenses, as they have been partially reimbursed by the Adviser at certain times since the Fund's inception.

The Standard & Poor's 500 Index, the Lipper Large-Cap Core Fund Index and the Lipper Multi-Cap Core Fund Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made. The S&P 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

The Lipper Large-Cap Core Fund Index is an index comprised of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value comparable to the S&P 500 Index.

The Lipper Multi-Cap Core Fund Index is an index comprised of funds that invest in a variety of market capitalization ranges, without concentrating 74% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds will generally have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds will normally have an average price-to-earnings ratio, price-to-book ratio, and three-year sales growth figure comparable to the S&P 1500 Index.

We compare the Fund to both the Lipper Large-Cap Core Fund Index and the Lipper Multi-Cap Core Fund Index in the graph above because, in 2000, Lipper included the Fund in the Multi-Cap Core category, but this year, moved it to the Large-Cap Core category.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                         VAN ECK/CHUBB TOTAL RETURN FUND
--------------------------------------------------------------------------------

THE VAN ECK/CHUBB TOTAL RETURN FUND SEEKS TO PROVIDE BOTH INCOME AND CAPITAL APPRECIATION USING A STRATEGIC COMBINATION OF HIGH-QUALITY BONDS AND THE COMMON STOCKS OF BOTH LARGE- AND MEDIUM-CAPITALIZATION COMPANIES. STOCKS ARE SELECTED USING A RELATIVE VALUE APPROACH. FUND MANAGERS MONITOR AND ADJUST THE ASSET MIX BASED ON CONTINUOUS ANALYSIS OF THE FINANCIAL MARKETS. IN MOST MARKETS, ABOUT 60% TO 70% OF THE FUND'S ASSETS WILL BE INVESTED IN COMMON STOCKS.

When we last reported to you at midyear, the Van Eck/Chubb Total Return Fund had experienced a frustrating six months, falling 6.38% by June 30, 2001. Both the weak stock market and the somewhat tepid bond market contributed to these results. We are pleased to report, however, that your Fund managed to recoup a bit of these losses in the second half, ending the year down 5.80%. For the year, however, your Fund's average peer mutual fund fared better, as measured by the -3.24% return of the Lipper Balanced Fund Index.* Although your Fund's results may seem disappointing in absolute terms, they reflect the lackluster performance of the U.S. stock market in 2001, which fell 11.88% despite a year-end rally; at the same time, bonds turned in a strong performance in the second half and ended the year up 7.23% as measured by the Lehman Brothers Government Bond Index.** Longer-term performance results for your Fund are included in the table that follows.

MARKET REVIEW

Despite a surprising fourth quarter rally that followed the horrific events of September 11, most equity investments turned in negative returns for the year as the U.S. economy (and most other world economies) slowed sharply, falling into what is now recognized as a recession. With the exception of the small-cap Russell 2000 Index, all the major U.S. equity indices posted declines in 2001. The S&P 500 Index*** (large-capitalization stocks) was off 11.88%, the Dow Jones Industrial Average+ (blue chips) fell 5.43%, the Russell Mid-Cap Index++ (mid-caps) declined 7.03% and the Nasdaq Composite Index# (technology) fell 20.80%; by contrast the Russell 2000 Index## (small-caps) gained 2.63%. With 2001 concluding as another down year for U.S. stocks, the two-year period of 2000-2001 goes on record as the worst two years for stocks since 1973-1974 (as measured by the S&P 500 Index). At the same time, foreign stock markets also stumbled.

On a more positive note for investors, bonds outperformed stocks for the second year in a row (only the fourth time on record that this has happened in the U.S.). Several factors contributed to the strong performance of bonds, including the weak stock market, nervousness over the events of September 11 and monetary policy. Throughout the year the Federal Reserve Board tried to invigorate the economy through an aggressive campaign of interest rate cuts. The Fed slashed rates 11 times over the course of the year, reducing the federal funds rate from 6.50% to 1.75%--its lowest level in decades. The positive performance of bonds helped to remind investors of the importance of diversification, which had been ignored in recent years as investors came to expect double-digit stock returns. Throughout the year, both institutional and individual investors shifted assets from stocks to bonds, seeking a safer haven.

While U.S. Treasury bonds were the top performers in 2000, investment-grade corporate bonds were the top-performing fixed income asset class in 2001, gaining 10.7%. An investor holding a basket of treasuries over the two-year period would have enjoyed a return of more than 20% compared to a loss of 9.9% for the Dow Jones Industrial Average and 19.9% for the S&P 500 Index. But despite these strong returns, 2001 was a volatile year for bond markets. After rallying for most of the year as the economy faltered and the threat of inflation eased (yields declined and bond prices rose), bond prices began to plunge in early November when signs of strength emerged in the U.S. economy. Fears arose that the Fed would stop cutting interest rates, and perhaps even raise them toward yearend. The sell-off in November and December cost investors a sizable portion of the gains made earlier in the year. Although it was a good year for bonds, the yield on the 10-year U.S. Treasury note changed little over the course of the year--down just nine basis points, from 5.11% at the beginning of 2001 to 5.02% at yearend.

                         VAN ECK/CHUBB TOTAL RETURN FUND
--------------------------------------------------------------------------------

FUND REVIEW

Throughout the year, we maintained a defensive posture with regard to the Fund's portfolio. At the beginning of the year, the Fund was 54.6% invested in common stocks, 34.7% invested in government and government agency bonds, and 15.9% invested in corporate bonds. Over the course of the year, your Fund's allocation shifted in favor of bonds, with 61.8% invested in bonds at yearend (with 42.4% in goverments and 19.4% in corporates) and 36.3% in stocks. These changes reflect both appreciation and depreciation of holdings, as well as new purchases and sales of existing holdings.

In the second half of the year, we made several changes to your Fund's stock holdings. Your portfolio benefited from the sale of Costco Wholesale Corp., a national discount-merchandise warehouse chain. The Fund also profited from the sale of a portion of the Fund's holding in the defense contractor Northrop Grumman Corp. (1.1% of the Fund's total net assets as of December 31) as the defense sector benefited from the increased military activity that followed September 11. On the other hand, we sold the financial services giant Citigroup, which continued to suffer as the economic outlook failed to improve. Other notable sales included Intel Corp., United Technologies Corp., RadioShack, and National Oilwell. We also sold the Fund's position in Flextronics International Ltd., the electronics and semiconductor manufacturer, as its industry sector continues to come under pressure. As we stated in July, the Fund's technology holdings were a drag on performance in 2001. Even so, we remained committed to technology and telecommunications over the longer-term, as we continue to focus on leading companies with a proven track record, quality management, solid future growth prospects and a reasonable stock price.

We also added several new positions in the second half of the year which are reflected in the Fund's list of top ten equities at the end of this letter. New additions include Caremark Rx, Inc. (1.5% of net assets), a provider of pharmacy benefit management services and therapeutic pharmaceutical services; Transocean Sedco Forex (1.3% of net assets), an international provider of deepwater and harsh environment contract drilling services for oil and gas wells; Laboratory Corp. of America (1.2% of net assets), a leading independent clinical laboratory company; Estee Lauder Co. (1.2% of net assets), the manufacturer and marketer of skin care, makeup, fragrance and hair care products, sold under brand names such as Estee Lauder, Clinique, and Aramis; and Advanced Micro Devices (1.2% of net assets), a semiconductor manufacturer with manufacturing facilities in the U.S. and Asia and global sales offices.

As was the case at mid-year, we continued to take a fairly conservative approach to the Fund's bond allocation, concentrating on high quality government and corporate bonds. To a great extent we maintained our average maturity structure and only made slight changes to our duration stance.

THE OUTLOOK

We remain cautiously optimistic on the markets in the year to come. It is anticipated that the economy should begin to rebound some time in the second half of this year once the effects of the Fed's monetary policy and fiscal stimulus are felt. Even given a stronger economy sometime in 2002, most experts agree that inflation is likely to stay low, perhaps even dropping as low as 1%--and low inflation is good news for fixed-income investments. But we caution investors to keep in mind that economic progress will hinge on the continued strength of the U.S. consumer, and on the improved health of corporate earnings and an increase in the level of capital spending. Given this, patience is needed. Although there are some signs that the economic picture is improving, the unemployment rate has increased from a low of 3.9% in October 2000 to 5.8% in December 2001. In addition, both American individuals and corporations are shouldering a huge amount of debt; this excessive debt burden could prove to be a drag on our economy for some time to come. At the same time, overseas economies will need to show improvement. We expect the markets to remain volatile.

                         VAN ECK/CHUBB TOTAL RETURN FUND
--------------------------------------------------------------------------------


We thank you for your investment in the Van Eck/Chubb Total Return Fund.

[GRAPHIC OMITTED]                       [GRAPHIC OMITTED]
/s/ Michael O'Reilly                    /s/ Robert Witkoff
--------------------                    --------------------
MICHAEL O'REILLY                        ROBERT WITKOFF
PRESIDENT                               SENIOR VICE PRESIDENT
VAN ECK/CHUBB FUNDS                     CHUBB ASSET MANAGERS, INC.

January 26, 2001


The Lipper Balanced Fund Index, Lehman Brothers Government Bond Index, Standard & Poor's 500 Index, Dow Jones Industrial Average, Nasdaq Composite Index, Russell Mid-Cap Index and the Russell 2000 Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

* The Lipper Balanced Fund Index includes funds with a primary objective of conserving principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. The Index is an equally-weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the balanced category.

** The Lehman Brothers Government Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. All issues have at least one year to maturity and an outstanding par value of at least $100 million. All returns are market value-weighted inclusive of accrued interest.

*** The S&P 500 Index consists of 500 widely held common stocks covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

+ The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928.

++ The Russell Mid-Cap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. The average market capitalization is approximately $4.2 billion; the median market capitalization is approximately $3.2 billion.

# The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq national market and small-cap stocks.

## The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market.

                        VAN ECK/CHUBB TOTAL RETURN FUND
--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 12/31/01
--------------------------------------------------------------------------------
                                          AFTER
                                          MAXIMUM                       BEFORE
AVERAGE ANNUAL                            SALES                         SALES
TOTAL RETURN                              CHARGE*                       CHARGE
--------------------------------------------------------------------------------
Life (since 12/1/87)                      10.44%                        10.90%
--------------------------------------------------------------------------------
10 Year                                    8.49%                         9.13%
--------------------------------------------------------------------------------
5 Year                                     4.87%                         6.12%
--------------------------------------------------------------------------------
1 Year                                   (11.24%)                       (5.80%)
--------------------------------------------------------------------------------



THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than the original cost.

The Adviser is currently waiving certain or all expenses of the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

*    A shares: maximum sales charge is 5.75%

   [THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED DOCUMENT]

                               % OF INVESTMENTS(1)

                             Other Net Assets: 1.9%
                       U.S. Government Obligations: 42.4%
                             Corporate Bonds: 19.4%
                              Common Stocks: 36.3%

                                                        % OF
       TOP TEN EQUITIES                              PORTFOLIO(1)
            General Electric Co.                         1.7%
            Caremark Rx, Inc.                            1.5%
            Baker Hughes, Inc.                           1.4%
            Wellpoint Health Networks, Inc.              1.3%
            Transocean Sedco Forex, Inc.                 1.3%
            Laboratory Corp. of America Holdings         1.2%
            Estee Lauder Companies, Inc.                 1.2%
            Nokia Oyj                                    1.2%
            Federal National Mortgage Association        1.2%
            Advanced Micro Devices, Inc.                 1.2%


                                                        % OF
       TOP TEN INDUSTRIES                            PORTFOLIO(1)
            Oil & Gas Equipment and Services             3.7%
            Telecommunications                           3.6%
            Electrical Equipment                         3.3%
            Electronics                                  3.1%
            Pharmaceuticals                              2.6%
            Medical Services                             2.5%
            Financial Services                           2.2%
            Computer Software                            2.1%
            Banking                                      1.9%
            Healthcare Services                          1.8%

(1)  As a percentage of total net assets at December 31, 2001.

                         VAN ECK/CHUBB TOTAL RETURN FUND
                             PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This graph compares a hypothetical $10,000 investment in the Van Eck/Chubb Total Return Fund made ten years ago with a similar investment in the Standard & Poor's 500 Index and the Lipper Balanced Fund Index.

   [THE FOLLOWING DATA IS PRESENTED AS A LINE GRAPH IN THE PRINTED DOCUMENT]

                        VAN ECK/CHUBB TOTAL RETURN FUND
                             Performance Comparison

                 Van Eck
               Chubb Total                           Lipper
              Return Fund                           Balanced
               (with sales        S&P 500             Fund
Date           charge)(1)          Index              Index
--------------------------------------------------------------------------------
Dec-90             9428            10000              10000
                   9406             9748               9882
Jun-91             9407             9933              10040
                   9613            10246              10357
Dec-91            10098            10761              10746
                  10576            11230              11252
Jun-92            10731            11284              11482
                  11174            11575              11902
Dec-92            11516            11843              12030
                  11196            11395              11663
Jun-93            11105            11442              11575
                  11338            12001              11914
Dec-93            11028            11999              11784
                  11854            13166              12495
Jun-94            13056            14421              13370
                  13899            15566              14088
Dec-94            14342            16502              14717
                  14604            17388              15046
Jun-95            15065            18167              15352
                  15322            18729              15756
Dec-95            16786            20289              16638
                  16875            20834              16716
Jun-96            19117            24468              18517
                  21135            26300              19707
Dec-96            20830            27055              20015
                  22726            30827              21598
Jun-97            22457            31844              21927
                  19288            28683              20658
Dec-97            21399            34787              23034
                  21288            36519              23404
Jun-98            22661            39093              24456
                  22156            36655              23442
Dec-98            25374            42106              25102
                  26639            43070              25850
Jun-99            25779            41929              25539
                  25432            41523              26046
Dec-99            23982            38276              25702
                  22451            33741              24414
Jun-00            22451            35714              25271
                  21628            30474              23355
Dec-00            22592            33730              24870

--------------------------------------------------------------------------------------------
 Average Annual Total Return 12/31/01                   1 Year       5 Year       10 Year
--------------------------------------------------------------------------------------------
  VE/C Total Return Fund (w/o sales charge)             (5.80%)       6.12%         9.13%
--------------------------------------------------------------------------------------------
 VE/C Total Return Fund (with sales charge)(1)         (11.24%)       4.87%         8.49%
--------------------------------------------------------------------------------------------
 Standard & Poor's 500 Index                           (11.88%)      10.69%        12.91%
--------------------------------------------------------------------------------------------
 Lipper Balanced Fund Index                             (3.24%)       8.37%         9.54%
--------------------------------------------------------------------------------------------

INCEPTION DATE FOR THE VAN ECK/CHUBB TOTAL RETURN FUND WAS 12/1/87.

(1) The maximum sales charge is 5.75%.

Returns for the Van Eck/Chubb Total Return Fund reflect all recurring expenses and include the reinvestment of all dividends and distributions. Performance does not fully reflect the impact of the Fund's expenses, as they have been partially reimbursed by the Adviser at certain times since the Fund's inception.

The Standard & Poor's 500 Index and the Lipper Balanced Fund Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The S&P 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

The Lipper Balanced Fund Index includes funds with a primary objective of conserving principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. The Index is an equally-weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the balanced category.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                      VAN ECK/CHUBB GROWTH AND INCOME FUND
               SCHEDULE OF PORTFOLIO INVESTMENTS DECEMBER 31, 2001

                                                    NUMBER              MARKET
                                                      OF                 VALUE
COMPANY                                             SHARES             (NOTE B)
---------                                          ---------           --------
COMMON STOCKS-94.0%
APPAREL-3.8%
American Eagle Outfitters, Inc.+ ..............      35,000         $   915,950
Abercrombie & Fitch Co.
  (Class A)+ ..................................      45,000           1,193,850
                                                                    -----------
                                                                      2,109,800
                                                                    -----------
BANKING-3.8%
MBNA Corp. ....................................      35,000           1,232,000
PNC Financial Services Group, Inc. ............      15,000             843,000
                                                                    -----------
                                                                      2,075,000
                                                                    -----------
BEVERAGES-2.2%
Coca-Cola Co. .................................      25,000           1,178,750
                                                                    -----------

BREWERS-2.5%
Anheuser-Busch Companies, Inc. ................      30,000           1,356,300
                                                                    -----------
BROADCAST MEDIA-2.3%
Clear Channel Communications, Inc. ............      25,000           1,272,750
                                                                    -----------
COMPUTERS & COMPUTER SOFTWARE-3.1%
Advanced Micro Devices, Inc.+ .................      70,000           1,110,200
Citrix Systems, Inc.+ .........................      25,000             566,500
Copper Mountain Networks, Inc.+ ...............      11,000              18,590
                                                                    -----------
                                                                      1,695,290
                                                                    -----------
COSMETICS-2.4%
Estee Lauder Companies, Inc. (Class A) ........                       1,282,400
                                                                    -----------
ELECTRICAL EQUIPMENT-3.6%
General Electric Co. ..........................      36,000           1,442,880
Honeywell International, Inc. .................      15,000             507,300
                                                                    -----------
                                                                      1,950,180
                                                                    -----------
ELECTRONICS-6.1%
Emerson Electric Co. ..........................      15,000             856,500
LSI Logic Corp.+ ..............................      50,000             789,000
Nokia Oyj (Sponsored ADR) .....................      40,000             981,200
Sanmina-SCI Corp.+ ............................      36,000             716,400
                                                                    -----------
                                                                      3,343,100
                                                                    -----------
ENERGY-0.6%
Mirant Corp. ..................................      19,880             318,478
                                                                    -----------
ENTERTAINMENT & LEISURE TIME-1.8%
AOL Time Warner, Inc.+ ........................      30,000             963,000
                                                                    -----------

FINANCIAL SERVICES-10.7%
Federal National Mortgage Association .........      18,000           1,431,000
Washington Mutual, Inc. .......................      67,500           2,207,250
Wells Fargo & Company .........................      50,000           2,172,500
                                                                    -----------
                                                                      5,810,750
                                                                    -----------
FOOD PROCESSING--0.0%
Archer-Daniels-Midland Co. ....................           7                 100
                                                                    -----------
HEALTHCARE SERVICES-6.7%
HCA, Inc. .....................................      40,000           1,541,600
UnitedHealth Group, Inc. ......................      30,000           2,123,100
                                                                    -----------
                                                                      3,664,700
                                                                    -----------
HOUSEHOLD PRODUCTS-5.4%
Gillette Company ..............................      50,000           1,670,000
Procter & Gamble Co. ..........................      16,000           1,266,080
                                                                    -----------
                                                                      2,936,080
                                                                    -----------
MEDICAL PRODUCTS & SUPPLIES-0.2%
Edwards Lifesciences Corp.+ ...................       4,000             110,520
                                                                    -----------
MEDICAL SERVICES-5.4%
Laboratory Corp. of America Holdings+ .........      13,000           1,051,050
Wellpoint Health Networks, Inc.+ ..............      16,000           1,869,600
                                                                    -----------
                                                                      2,920,650
                                                                    -----------

OIL & GAS EQUIPMENT AND SERVICES-6.5%
Baker Hughes, Inc. ............................      20,000             729,400
GlobalSantaFe Corp. ...........................      31,853             908,448
Halliburton Co. ...............................      27,600             361,560
Transocean Sedco Forex, Inc. ..................      45,000           1,521,900
                                                                    -----------
                                                                      3,521,308
                                                                    -----------
PAPER & FOREST PRODUCTS-1.6%
Kimberly-Clark Corp. ..........................      15,000             897,000
                                                                    -----------
RETAIL-7.2%
Barnes & Noble, Inc.+ .........................      35,000           1,036,000
Caremark RX, Inc. .............................      70,000           1,141,700
Wal-Mart Stores, Inc. .........................      30,000           1,726,500
                                                                    -----------
                                                                      3,904,200
                                                                    -----------

                       See Notes to Financial Statements

                      VAN ECK/CHUBB GROWTH AND INCOME FUND
         SCHEDULE OF PORTFOLIO INVESTMENTS DECEMBER 31, 2001 (continued)

                                                    NUMBER              MARKET
                                                      OF                 VALUE
COMPANY                                             SHARES             (NOTE B)
---------                                          ---------           --------
TECHNOLOGY-2.9%
Amkor Technology, Inc. ........................      33,500         $   537,005
Cisco Systems, Inc.+ ..........................      38,000             688,180
Taiwan Semiconductor Manufacturing Co. (ADR)+ .      20,000             343,400
                                                                    -----------
                                                                      1,568,585
                                                                    -----------
TELECOMMUNICATIONS-12.1%
ADC Telecommunications, Inc.+ .................      62,000             285,200
AT&T Wireless Services Corp. ..................      50,000             718,500
BellSouth Corp. ...............................      40,000           1,526,000
Lucent Technologies, Inc. .....................      85,000             534,650
Nortel Networks Corp. .........................      70,000             525,000
SBC Communications, Inc. ......................      45,000           1,762,650
Scientific-Atlanta, Inc. ......................      29,000             694,260
WorldCom, Inc.+ ...............................      36,500             513,920
                                                                    -----------
                                                                      6,560,180
                                                                    -----------
UTILITIES-3.1%
AES Corp. .....................................      25,000             408,750
Southern Co. ..................................      50,000           1,267,500
                                                                    -----------
                                                                      1,676,250
                                                                    -----------
  TOTAL INVESTMENTS
  (Cost: $56,828,694*) ........................       94.0%          51,115,371

  Other assets less liabilities ...............        6.0%           3,280,924
                                                     ------         -----------
  TOTAL NET ASSETS ............................      100.0%         $54,396,295
                                                     ======         ===========

----------
*    Aggregate cost for Federal income tax purposes.
+    Non-Income producing

Abbreviation:
     ADR--American Depositary Receipt


                        See Notes to Financial Statements

                         VAN ECK/CHUBB TOTAL RETURN FUND
               SCHEDULE OF PORTFOLIO INVESTMENTS DECEMBER 31, 2001

                                                    NUMBER              MARKET
                                                      OF                 VALUE
COMPANY                                             SHARES             (NOTE B)
---------                                          ---------           --------
COMMON STOCKS-36.3%

AEROSPACE & DEFENSE-1.1%
Northrop Grumman Corp. ........................       3,000         $   302,430
                                                                    -----------
APPAREL-1.0%
American Eagle Outfitters, Inc.+ ..............      10,000             261,700
                                                                    -----------
BANKING-1.9%
FleetBoston Financial Corp. ...................       6,000             219,000
PNC Financial Services Group, Inc. ............       5,000             281,000
                                                                    -----------
                                                                        500,000
                                                                    -----------
BREWERS-1.6%
Adolph Coors Co. ..............................       3,000             160,200
Anheuser-Busch Companies, Inc.+ ...............       6,000             271,260
                                                                    -----------
                                                                        431,460
                                                                    -----------
COMPUTER SOFTWARE-2.1%
Advanced Micro Devices, Inc.+ .................      20,000             317,200
Citrix Systems, Inc.+ .........................      10,000             226,600
Copper Mountain Networks, Inc.+ ...............      10,000              16,900
Tippingpoint Technologies, Inc. ...............         134                 986
                                                                    -----------
                                                                        561,686
                                                                    -----------
COSMETICS-1.2%
Estee Lauder Companies, Inc. (Class A) ........      10,000             320,600
                                                                    -----------
ELECTRICAL EQUIPMENT-3.3%
General Electric Co. ..........................      11,000             440,880
Honeywell International, Inc. .................       5,000             169,100
Southern Co. ..................................      10,000             253,500
                                                                    -----------
                                                                        863,480
                                                                    -----------
ELECTRONICS-3.1%
Emerson Electric Co. ..........................       5,000             285,500
Nokia Oyj (Sponsored ADR) .....................      13,000             318,890
Sanmina-SCI Corp.+ ............................      10,000             199,000
                                                                    -----------
                                                                        803,390
                                                                    -----------
ENERGY-0.2%
Mirant Corp. ..................................       3,976              63,696

FINANCIAL SERVICES-2.2%
Federal National Mortgage Association .........       4,000             318,000
Washington Mutual, Inc. .......................       7,500             245,250
                                                                    -----------
                                                                        563,250
                                                                    -----------
HEALTHCARE SERVICES-1.8%
HCA, Inc. .....................................       5,000             192,700
UnitedHealth Group, Inc. ......................       4,000             283,080
                                                                    -----------
                                                                        475,780
                                                                    -----------
HOUSEHOLD PRODUCTS-1.2%
Procter & Gamble Co. ..........................       4,000             316,520
                                                                    -----------
MEDICAL SERVICES-2.5%
Laboratory Corp. of America Holdings+ .........       4,000             323,400
Wellpoint Health Networks, Inc.+ ..............       3,000             350,550
                                                                    -----------
                                                                        673,950
                                                                    -----------
OIL & GAS EQUIPMENT AND SERVICES-3.7%
Baker Hughes, Inc. ............................      10,000             364,700
GlobalSantaFe Corp. ...........................      10,000             285,200
Transocean Sedco Forex, Inc. ..................      10,000             338,200
                                                                    -----------
                                                                        988,100
                                                                    -----------
PHARMACEUTICALS-2.6%
Cardinal Health, Inc. .........................       4,500             290,970
Caremark Rx, Inc. .............................      25,000             407,750
                                                                    -----------
                                                                        698,720
                                                                    -----------

RETAIL-1.1%
Barnes & Noble, Inc.+ .........................      10,000             296,000
                                                                    -----------
TECHNOLOGY-1.8%
Amkor Technology, Inc. ........................      10,000             160,300
Cisco Systems, Inc.+ ..........................      12,000             217,320
Palm, Inc.+ ...................................      25,000              97,000
                                                                    -----------
                                                                        474,620
                                                                    -----------
TELECOMMUNICATIONS-3.6%
ADC Telecommunications, Inc.+ .................      30,000             138,000
Lucent Technologies, Inc. .....................      20,000             125,800
Nortel Networks Corp. .........................      10,000              75,000
SBC Communications, Inc. ......................       5,000             195,850
Scientific-Atlanta, Inc. ......................      12,000             287,280
WorldCom, Inc.+ ...............................       9,000             126,720
                                                                    -----------
                                                                        948,650
                                                                    -----------

                       See Notes to Financial Statements

                         VAN ECK/CHUBB TOTAL RETURN FUND
         SCHEDULE OF PORTFOLIO INVESTMENTS DECEMBER 31, 2001 (continued)

                                                    NUMBER              MARKET
                                                      OF                 VALUE
COMPANY                                             SHARES             (NOTE B)
---------                                          ---------           --------
UTILITIES-0.3%
AES Corp. .....................................       5,000         $    81,750
                                                                    -----------
  TOTAL COMMON STOCKS
  (Cost: $11,668,320) .........................                       9,625,782
                                                                    -----------

                                                   PRINCIPAL
COMPANY                                             AMOUNT
---------                                          ---------
U.S. GOVERNMENT AND
  AGENCY OBLIGATIONS-42.4%
Federal National Mortgage Association
  6.50%, due 8/15/04 ..........................    $  750,000           802,864
U.S. Treasury Notes
  7.25%, due 8/15/04 ..........................     2,900,000         3,167,685
  6.875%, due 5/15/06 .........................     5,200,000         5,732,189
  6.50%, due 10/15/06 .........................       200,000           217,883
  6.25%, due 2/15/03 ..........................     1,250,000         1,305,860
                                                                    -----------

  TOTAL U.S. GOVERNMENT AND
  AGENCY OBLIGATIONS
  (Cost: $10,489,104) .........................                      11,226,481
                                                                    -----------

CORPORATE BONDS-19.4%
Alliant Energy Resource Corp.
  7.375%, due 11/09/09 ........................     1,000,000         1,001,294
First Union Corp.
  7.50%, due 4/15/35 ..........................     2,000,000         2,130,794
Tennessee Gas Pipeline
  7.00%, due 3/15/27 ..........................     2,000,000         1,991,312
                                                                    -----------

  TOTAL CORPORATE BONDS
  (Cost: $5,164,666) ..........................                       5,123,400
                                                                    -----------
  TOTAL INVESTMENTS
  (Cost: $27,322,090*) ........................         98.1%        25,975,663

  Other assets less liabilities ...............          1.9%           498,756
                                                                    -----------
  NET ASSETS ..................................        100.0%       $26,474,419
                                                       ======       ===========

----------
*    Aggregate cost for Federal income tax purposes.

+    Non-Income producing

Abbreviation:
  ADR--American Depositary Receipt


                       See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2001

                                                  VAN ECK/CHUBB
                                                   GROWTH AND      VAN ECK/CHUBB
                                                     INCOME        TOTAL RETURN
                                                      FUND             FUND
                                                  -------------    -------------
ASSETS
  Investments at cost .........................    $56,828,694      $27,322,090
                                                   ===========      ===========
  Investments at market value (Notes B & C) ...    $51,115,371      $25,975,663
  Cash ........................................      3,398,879          583,610
  Securities sold .............................         40,444               --
  Dividends and interest ......................         19,401          266,340
  Capital shares sold .........................          1,173            4,718
                                                   -----------      -----------
    Total Assets ..............................     54,575,268       26,830,331
                                                   -----------      -----------
LIABILITIES
  Capital share redeemed ......................         84,196           25,091
  Dividends payable ...........................             --          277,612
  Due to adviser ..............................            681              177
  Accounts payable ............................         94,096           53,032
                                                   -----------      -----------
    Total Liabilities .........................        178,973          355,912
                                                   -----------      -----------
    NET ASSETS ................................    $54,396,295      $26,474,419
                                                   ===========      ===========
NET ASSETS CONSIST OF:
  Par value ...................................    $    29,981      $    18,861
  Capital paid in excess of par ...............     64,724,293       28,743,044
  Overdistributed net investment income .......         (5,398)          (8,632)
  Accumulated net realized loss ...............     (4,639,258)        (932,427)
  Net unrealized loss from investments (Note C)     (5,713,323)      (1,346,427)
                                                   -----------      -----------
    Net Assets ................................    $54,396,295      $26,474,419
                                                   ===========      ===========

CLASS A SHARES
Net Assets ....................................    $54,396,295      $26,474,419
                                                   ===========      ===========
Shares Outstanding
  ($.01 par value, 100,000,000
    shares per Fund authorized) ...............      2,998,125        1,886,118
                                                   ===========      ===========
Net Asset Value Per Share .....................         $18.14           $14.04
                                                   ===========      ===========
Maximum Offering Price Per Share
  (NAV / (1 - maximum sales commission))                $19.25           $14.90
                                                   ===========      ===========


                        See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
STATEMENTS OF OPERATIONS
Year Ended December 31, 2001

                                                  VAN ECK/CHUBB
                                                   GROWTH AND      VAN ECK/CHUBB
                                                     INCOME        TOTAL RETURN
                                                      FUND             FUND
                                                  -------------    -------------
INVESTMENT INCOME
Income:
  Interest ....................................    $   108,919      $ 1,024,461
  Dividends ...................................        552,697          102,786
  Foreign taxes withheld ......................         (5,311)            (814)
                                                   -----------      -----------
    Total investment income ...................        656,305        1,126,433
                                                   -----------      -----------
Expenses:
  Administrative fees (Note D) ................        283,462          134,113
  Investment management fees (Note D) .........        119,218           56,452
  Distribution fees Class A (Note D) ..........        298,044          141,131
  Transfer agency .............................         81,619           52,747
  Professional fees ...........................         20,925           23,388
  Shareholder reports .........................         20,811           12,407
  Registration fees ...........................          6,522            7,445
  Directors' fees and expenses ................          3,461            1,650
  Custodian fees ..............................          3,479            3,147
  Miscellaneous expenses ......................         18,844            5,145
                                                   -----------      -----------
    Total expenses ............................        856,385          437,625
                                                   -----------      -----------
  Fees waived and expenses
    assumed by affiliates (Note D) ............        (51,666)         (56,572)
                                                   -----------      -----------
    Net expenses ..............................        804,719          381,053
                                                   -----------      -----------
    Net investment income (loss) ..............       (148,414)         745,380
                                                   -----------      -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss on investments ............     (1,584,719)        (622,938)
  Net change in unrealized
    loss on investments .......................     (7,858,682)      (1,962,829)
                                                   -----------      -----------
  Net realized and unrealized
    loss on investments .......................     (9,443,401)      (2,585,767)
                                                   -----------      -----------
NET DECREASE IN NET ASSETS
    RESULTING FROM OPERATIONS .................    $(9,591,815)     $(1,840,387)
                                                   ===========      ===========


                        See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                                   VAN ECK/CHUBB
                                                                    GROWTH AND                     VAN ECK/CHUBB
                                                                      INCOME                       TOTAL RETURN
                                                                       FUND                            FUND
                                                            --------------------------      --------------------------
                                                                YEAR           YEAR             YEAR           YEAR
                                                                ENDED          ENDED            ENDED          ENDED
                                                              DECEMBER       DECEMBER         DECEMBER       DECEMBER
                                                              31, 2001       31, 2000         31, 2001       31, 2000
                                                            -------------   ----------      -------------   ----------
DECREASE IN NET ASSETS:
From operations:
  Net investment income (loss) ..........................   $  (148,414)  $  (400,741)      $   745,380    $   670,282
  Net realized gain (loss) on investments ...............    (1,584,719)    3,622,941          (622,938)     4,486,387
  Net change in unrealized loss on investments ..........    (7,858,682)  (21,180,656)       (1,962,829)    (7,143,192)
                                                            -----------   -----------       -----------    -----------
  Net decrease in net assets resulting from operations ..    (9,591,815)  (17,958,456)       (1,840,387)    (1,986,523)
                                                            -----------   -----------       -----------    -----------
DIVIDENDS AND DISTRIBUTIONS:
  From net investment income ............................            --            --          (745,658)      (683,663)
  From net realized gain ................................            --    (3,400,745)         (580,401)    (4,240,966)
                                                            -----------   -----------       -----------    -----------
  Total dividends and distributions .....................            --    (3,400,745)       (1,326,059)    (4,924,629)
DECREASE IN NET ASSETS DERIVED FROM
  SHAREHOLDER TRANSACTIONS (Note E) .....................    (5,102,619)   (4,389,639)       (2,063,553)    (1,443,865)
                                                            -----------   -----------       -----------    -----------
  Net decrease in net assets ............................   (14,694,434)  (25,748,840)       (5,229,999)    (8,355,017)
Net Assets:
  Beginning of year .....................................    69,090,729    94,839,569        31,704,418     40,059,435
                                                            -----------   -----------       -----------    -----------
  End of year ...........................................   $54,396,295   $69,090,729       $26,474,419    $31,704,418
                                                            ===========   ===========       ===========    ===========
OVERDISTRIBUTED NET INVESTMENT INCOME ...................   $    (5,398)  $   (15,202)      $    (8,632)   $    (1,471)
                                                            ===========   ===========       ===========    ===========


                        See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

                                                                       VAN ECK/CHUBB GROWTH AND INCOME FUND
                                                        -----------------------------------------------------------------
                                                                                     CLASS A
                                                        -----------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                        -----------------------------------------------------------------
                                                         2001           2000          1999           1998           1997
                                                        ------         ------        ------         ------         ------
Net Asset Value, Beginning of Year ..........           $21.17         $27.73        $23.96         $24.56         $21.04
                                                        ------         ------        ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) ..............           (0.050)        (0.123)       (0.030)         0.110          0.096
  Net Gains (Losses) on Investments
     (both Realized and Unrealized) .........           (2.980)        (5.377)        7.080         (0.156)         5.286
                                                        ------         ------        ------         ------         ------
  Total from Investment Operations ..........           (3.030)        (5.500)        7.050         (0.046)         5.382
                                                        ------         ------        ------         ------         ------
LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from Net Investment Income ......               --             --            --         (0.111)        (0.096)
  Dividends in Excess of Net
     Investment Income ......................               --             --            --             --         (0.004)
  Distributions from Net Realized Gains .....               --         (1.060)       (3.280)        (0.443)        (1.762)
                                                        ------         ------        ------         ------         ------
  Total Distributions .......................               --         (1.060)       (3.280)        (0.554)        (1.862)
                                                        ------         ------        ------         ------         ------
Net Asset Value, End of Year ................           $18.14         $21.17        $27.73         $23.96         $24.56
                                                        ======         ======        ======         ======         ======
Total Return(A) .............................          (14.31%)       (19.83%)       29.42%         (0.18%)        25.85%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses(B) .........................            1.44%          1.38%         1.50%          1.57%          1.49%
  Net Expenses ..............................            1.35%          1.35%         1.32%          1.25%          1.25%
  Net Investment Income (Loss)(C) ...........           (0.25%)        (0.46%)       (0.16%)         0.44%          0.49%
Portfolio Turnover Rate .....................           62.69%        124.93%       133.63%         43.42%         21.02%
Net Assets, At End of Year (000) ............          $54,396        $69,091       $94,840        $67,478        $66,762

----------
(A) Total return assumes reinvestment of all distributions during the year and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.
(B)  Had fees not been waived and expenses not been assumed.
(C)  Ratios would have been (0.34%), (0.49%), (0.34%), 0.12%, and 0.25%, respectively, had the Investment Manager not waived fees and had expenses not been assumed.



                        See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
FINANCIAL HIGHLIGHTS (continued)
For a share outstanding throughout each year:

                                                                          VAN ECK/CHUBB TOTAL RETURN FUND
                                                        -----------------------------------------------------------------
                                                                                     CLASS A
                                                        -----------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                        -----------------------------------------------------------------
                                                         2001           2000          1999           1998           1997
                                                        ------         ------        ------         ------         ------
Net Asset Value, Beginning of Year ..........           $15.67         $19.26        $19.27         $20.22         $17.41
                                                        ------         ------        ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income .....................            0.390          0.343         0.417          0.393          0.365
  Net Gains (Losses) on Investments (both
  Realized and Unrealized) ..................           (1.320)        (1.363)        3.113          0.158          3.778
                                                        ------         ------        ------         ------         ------
  Total from Investment Operations ..........           (0.930)        (1.020)        3.530          0.551          4.143
                                                        ------         ------        ------         ------         ------
LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from Net Investment Income ......           (0.390)        (0.350)       (0.410)        (0.390)        (0.365)
  Dividends in Excess of
     Net Investment Income ..................               --             --            --             --         (0.004)
  Distributions from Capital Gains ..........           (0.310)        (2.220)       (3.130)        (1.111)        (0.964)
                                                        ------         ------        ------         ------         ------
  Total Distributions .......................           (0.700)        (2.570)       (3.540)        (1.501)        (1.333)
                                                        ------         ------        ------         ------         ------
Net Asset Value, End of Year ................           $14.04         $15.67        $19.26         $19.27         $20.22
                                                        ======         ======        ======         ======         ======
Total Return(A) .............................           (5.80%)        (5.43%)       18.57%          2.73%         24.09%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses(B) .........................            1.55%          1.49%         1.49%          1.61%          1.51%
  Net Expenses ..............................            1.35%          1.35%         1.32%          1.25%          1.25%
  Net Investment Income(C) ..................            2.64%          1.77%         2.07%          1.87%          1.92%
Portfolio Turnover Rate .....................           26.44%         74.95%        59.16%         15.78%         15.80%
Net Assets, At End of Year (000) ............          $26,474        $31,704       $40,059        $42,524        $49,934


----------
(A) Total return assumes reinvestment of all distributions during the year and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.
(B)  Had fees not been waived and expenses not been assumed.
(C) Ratios would have been 2.44%, 1.63%, 1.90%, 1.51% and 1.66%, respectively, had the Investment Manager not waived fees and had expenses not been assumed.

                        See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2001
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

Van Eck/Chubb Funds, Inc. (the "Company"), formerly known as Chubb Investment Funds, Inc., was incorporated under the laws of the State of Maryland on April 27, 1987, and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end series management investment company. The Company consists of two funds (the "Funds"): Van Eck/Chubb Growth and Income Fund and Van Eck/Chubb Total Return Fund.

At December 31, 2001, The Chubb Corporation and its affiliates owned the following shares of each Fund:

                                                    SHARES         % OF
                                                     OWNED        SHARES
                                                   ---------     --------
Van Eck/Chubb Growth and Income Fund
  Class A shares ...........................       1,836,326      61.25%
Van Eck/Chubb Total Return Fund
  Class A shares ...........................       1,014,721      53.80%


NOTE B--SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Company's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION OF INVESTMENTS: Equity securities are valued at the closing sales price on the exchange on which such securities are principally traded; or, if traded in the over-the-counter market or on a national exchange for which no sales took place on the day of valuation, at the mean of the bid and ask prices at the close of trading.

Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Board of Directors. Debt instruments are valued on the basis of quotes provided by a pricing service that determines the current value for institutional size trading units of securities, without exclusive reliance upon quoted prices. These valuations are believed to reflect fair market value more accurately. Short-term debt instruments with a remaining maturity of less than 60 days are valued using the amortized cost method, which approximates market value, unless the Board of Directors determine it does not represent fair value.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days in which the domestic market is closed.

All U.S. dollar denominated cash is held in an interest bearing account.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of the specific identification method. Interest income, including, where applicable, amortization of discount or premium on investments, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon after the ex-dividend date as the respective Funds, using reasonable diligence, become aware of such dividends.

DIVIDENDS TO SHAREHOLDERS: Dividends to shareholders from net investment income are declared and distributed quarterly for the Van Eck/Chubb Total Return Fund and declared and distributed annually for the Van Eck/Chubb Growth and Income Fund, if available. Dividends from net realized capital gains are declared and distributed at least once annually, if available. Dividends distributed to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with accounting principles generally accepted in the United States.

NOTE C--INVESTMENTS

As of December 31, 2001, gross unrealized gains and losses on investments for tax purposes, for each Fund, were as follows:

                                      GROSS            GROSS             NET
                                   UNREALIZED       UNREALIZED       UNREALIZED
                                      GAINS           LOSSES           LOSSES
                                   ----------       ----------       ----------
Van Eck/Chubb
  Growth and Income Fund ......    $4,148,307       $9,861,630       $5,713,323
Van Eck/Chubb
  Total Return Fund ...........     1,405,786        2,752,213        1,346,427

Purchases and sales of investment securities for the year ended December 31, 2001, other than short-term obligations, were as follows:

                                                                   PROCEEDS
                                                   COST OF           FROM
                                                 INVESTMENT       INVESTMENT
                                                 SECURITIES       SECURITIES
                                                  PURCHASED          SOLD
                                                 ----------       -----------
Van Eck/Chubb Growth and Income Fund ......     $36,185,066       $42,034,557
Van Eck/Chubb Total Return Fund ...........       7,340,222        12,063,043

At December 31, 2001 the components of accumulated earnings on a tax basis, for each Fund, were as follows:


                                                ACCUMULATED          NET
                                                CAPITAL AND       UNREALIZED
                                               OTHER LOSSES         LOSSES
                                               ------------       ------------
Van Eck/Chubb Growth and Income Fund ......    $12,854,817         $5,713,323
Van Eck/Chubb Total Return Fund ...........        930,978          1,346,427

VAN ECK/CHUBB FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2001 and December 31, 2000, for each Fund, were as follows:

                               VAN ECK/CHUBB GROWTH AND INCOME FUND
                              --------------------------------------
                               DECEMBER 31, 2001   DECEMBER 31, 2000
                              ------------------   -----------------
Ordinary Income                    $       --         $        --
Long Term Capital Gains                27,909           3,401,894

                                  VAN ECK/CHUBB TOTAL RETURN FUND
                              --------------------------------------
                               DECEMBER 31, 2001   DECEMBER 31, 2000
                              ------------------   -----------------
Ordinary Income                    $  742,015         $ 2,144,106
Long Term Capital Gains               578,952           2,780,523

At December 31, 2001, Van Eck/Chubb Growth and Income Fund had $9,488,588 of accumulated realized losses, $8,215,559 expiring in 2006, which are limited under the tax rules, and $1,273,029 expiring in 2009. These losses are available to be used to offset future realized capital gains.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2001, the Van Eck/Chubb Growth and Income Fund and Van Eck/Chubb Total Return Fund intend to defer to January 1, 2002 for U.S. Federal income tax purposes post-October capital losses of $3,366,229 and $930,978, respectively.

During the year ended December 31, 2001, as a result of permanent book to tax differences, the Van Eck/Chubb Growth and Income Fund decreased overdistributed net investment income by $158,218, decreased accumulated net realized loss on investments by $27,909 and decreased capital paid in excess of par by $186,127. Net assets were not affected by this reclassification.

During the year ended December 31, 2001, as a result of permanent book to tax differences, the Van Eck/Chubb Total Return Fund increased overdistributed net investment income by $6,883 and decreased accumulated net realized loss on investments by $6,883. Net assets were not affected by this reclassification.



NOTE D--MANAGEMENT AGREEMENTS AND EXPENSES

Chubb Asset Managers, Inc., the Investment Manager, a wholly-owned subsidiary of The Chubb Corporation, is responsible for the overall investment management of each Fund's portfolio, consistent with each Fund's investment objectives, policies and restrictions. Chubb Asset Managers, Inc. resigned as Investment Manager effective December 31, 2001. At a meeting of the Fund's Board of
Directors held on December 11, 2001, the Board voted to approve Van Eck Associates Corporation ("VEAC") as the interim Investment Manager effective January 1, 2002. Additionally, the Board approved the interim sub-advisory agreement among the Fund, VEAC and John A. Levin & Co., Inc.

Van Eck Associates Corporation ("Investment Administrator") also provides certain administrative services and facilities for the Company.

Van Eck Securities Corporation (the "Distributor"), a wholly owned subsidiary of the Investment Administrator, for the year ended December 31, 2001, received $28,855 in sales loads of which $4,907 was reallowed to broker-dealers. Also, the Company has a plan of distribution pursuant to Rule 12b-1 that provides that the Company may, directly or indirectly, engage in activities primarily intended to result in the sale of the Company's shares. The maximum expenditure the Company may make under the plan is 0.50% per annum on Class A shares.

Investment management and administration fees are computed at the following annual percentages for each of the Funds:

AVERAGE DAILY                                 INVESTMENT    INVESTMENT
NET ASSETS                                      MANAGER    ADMINISTRATOR
--------------                                ----------   -------------
First $200 Million ........................      0.20%        0.45%
Next $1.1 Billion .........................      0.19%        0.41%
Over $1.3 Billion .........................      0.18%        0.37%

In  accordance  with  the  advisory  agreement,  the  Funds  reimbursed  Van Eck
Associates Corporation for costs incurred in connection with certain administrative and operating functions. The Funds reimbursed costs in the following amounts: $15,222 for the Van Eck/Chubb Growth and Income Fund and $7,095 for the Van Eck/Chubb Total Return Fund.

Pursuant to an expense limitation agreement for Class A shares the rate of expenses borne by the Funds, based on average net assets, were as follows: For the year ended December 31, 2001, Van Eck/Chubb Growth and Income Fund--1.35% and Van Eck/Chubb Total Return Fund--1.35%. The fees waived and expenses assumed are treated as a reduction of the Funds' administrative expense.

NOTE E--SHAREHOLDER TRANSACTIONS

Following is a summary of transactions with shareholders for each Fund.

                                      VAN ECK/CHUBB GROWTH AND INCOME FUND
                                 ----------------------------------------------
                                      YEAR ENDED               YEAR ENDED
                                   DECEMBER 31, 2001        DECEMBER 31, 2000
                                 ----------------------   ---------------------
CLASS A                            SHARES     DOLLARS      SHARES     DOLLARS
                                 ---------  -----------   --------  -----------
Shares sold ..................     77,371   $ 1,440,092    149,267  $ 3,947,626
Shares issued as
  reinvestment of dividends
  and distributions ..........         --            --     62,109    1,314,844
Shares redeemed ..............   (343,536)   (6,542,711)  (367,676)  (9,652,109)
                                 --------   -----------   --------  -----------
Net decrease .................   (266,165)  $(5,102,619)  (156,300) $(4,389,639)
                                 ========   ===========   ========  ===========


                                        VAN ECK/CHUBB TOTAL RETURN FUND
                                 ----------------------------------------------
                                      YEAR ENDED               YEAR ENDED
                                   DECEMBER 31, 2001        DECEMBER 31, 2000
                                 ----------------------   ---------------------
CLASS A                            SHARES     DOLLARS       SHARES    DOLLARS
                                 ---------  -----------   --------- -----------
Shares sold ..................     86,788   $ 1,251,621     34,690  $   662,737
Shares issued as
  reinvestment of dividends
  and distributions ..........     41,109       578,462    150,157    2,471,710
Shares redeemed                  (265,658)   (3,893,636)  (240,678)  (4,578,312)
                                 ---------  -----------   --------  -----------
Net decrease                     (137,761)  $(2,063,553)   (55,831) $(1,443,865)
                                 ========   ===========   ========  ===========

VAN ECK/CHUBB FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------


NOTE F--DIRECTOR DEFERRED COMPENSATION PLAN

The Van Eck/Chubb Funds, Inc. established a Deferred Compensation Plan (the "Plan") for Directors. The Directors can elect to defer receipt of their director meeting fees and retainers until retirement, disability or termination from the board. The Funds' contributions to the Plan are limited to the amount of fees earned by the participating Directors. The fees otherwise payable to the participating Directors are invested in shares of the Van Eck/Chubb Funds as directed by the Directors. The Funds have elected to show this deferred liability net of the corresponding asset for financial statement purposes.

As of December 31, 2001, the total liability portion of the Plan is as follows:

Van Eck/Chubb Growth and Income Fund--$5,851 and Van Eck/Chubb Total Return Fund--$6,012.

NOTE G--BANK LINE OF CREDIT

The Van Eck/Chubb Funds, Inc. may participate with other funds managed by Van Eck in a $15 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Funds have agreed to pay commitment fees, pro rata, based on usage. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. For the year ended December 31, 2001, the Funds did not borrow under the Facility.

NOTE H--SUBSEQUENT EVENTS

On January 2, 2002, The Chubb Corporation and its affiliates redeemed all shares owned.

At a meeting of Directors held on January 31, 2002, the Board approved the name change of Van Eck/Chubb Funds, Inc. to Van Eck Funds, Inc., effective February 1, 2002.

At a meeting of directors held on January 31, 2002, the Board approved the change of the Van Eck/Chubb Growth and Income Fund's name to the Van Eck Mid Cap Value Fund, effective February 1, 2002.

The Van Eck/Chubb Total Return Fund was closed to purchases and exchanges effective February 8, 2002.

REPORT OF ERNST &YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
VAN ECK/CHUBB FUNDS, INC.

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Van Eck/Chubb Funds, Inc. (comprising Growth and Income Fund and Total Return Fund) (the "Funds") as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years indicated therein. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Van Eck/Chubb Funds, Inc. at December 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.



                                   /s/ERNST & YOUNG LLP



New York, New York
February 8, 2002

BOARD OF DIRECTORS/OFFICERS TABLE (UNAUDITED)

DIRECTOR'S/OFFICER'S
NAME, ADDRESS(1), AGE,
POSITION(S) HELD WITH             PRINCIPAL
FUND AND LENGTH OF                OCCUPATION(S)
SERVICE AS A VAN ECK              DURING PAST                                    OTHER DIRECTORSHIPS
TRUSTEE(2):                       FIVE YEARS:                                    HELD:
---------------------             --------------                                 -------------------
John C. van Eck, CFA              Chairman, Van Eck                              Chairman of the Board
(86)+*                            Associates Corporation and                     and President of two other
Chairman and Director             Van Eck Securities                             investment companies advised
since 1997                        Corporation                                    by the Administrator


Michael O'Reilly                  Executive Vice President and                   Director, President and Chief
(57)+*                            Chief Investment Officer of                    Operating Officer of the Adviser
President and Director            The Chubb Corporation
since 1997


Jeremy H. Biggs                   Vice Chairman, Director                        Trustee/Director of two other
(65) +++                          and Chief Investment Officer,                  investment companies advised
Director since 1997               Fiduciary Trust Company                        by the Administrator; Chairman, Davis
                                  International                                  Funds Group; Treasurer and Director,
                                                                                 Royal Oak Foundation; Director,
                                                                                 Union Settlement Association;
                                                                                 First Vice President, Trustee and
                                                                                 Chairman, Finance Committee,
                                                                                 St. James School


David J. Olderman                 Private investor                               Trustee/Director of two other
(65)++P                                                                          investment companies advised
Director since 1997                                                              by the Administrator


Richard D. Stamberger             President, SmartBrief.com                      Trustee of two other investment
(42)++P                                                                          companies advised by the
Director since 1997                                                              Administrator; Partner and Co-founder,
                                                                                 Quest Partners, LLC; Executive
                                                                                 Vice President, Chief Operating
                                                                                 Officer and Director of NuCable
                                                                                 Resources Corporation


Bruce J. Smith                    Senior Vice President and Chief                Officer of two other
(46)                              Financial Officer, Van Eck Associates          investment companies
Vice President and Treasurer      Corporation; Senior Managing                   advised by the Administrator
since 1997                        Director, Van Eck Securities Corporation


Thomas H. Elwood                  Vice President, Secretary and General          Officer of two other
(53)                              Counsel, Van Eck Associates Corporation,       investment companies
Vice President and Secretary      Van Eck Securities Corporation and             advised by the Administrator
since 1998                        other affiliated companies


DIRECTOR'S/OFFICER'S
NAME, ADDRESS(1), AGE,
POSITION(S) HELD WITH             PRINCIPAL
FUND AND LENGTH OF                OCCUPATION(S)
SERVICE AS A VAN ECK              DURING PAST                                    OTHER DIRECTORSHIPS
TRUSTEE(2):                       FIVE YEARS:                                    HELD:
---------------------             --------------                                 -------------------
Alex Bogaenko                     Director of Portfolio Administration,          Controller of two
(38)                              Van Eck Associates Corporation and             other investment companies
Officer since 1997                Van Eck Securities Corporation                 advised by the Administrator


Susan Lashley                     Managing Director, Mutual Fund                 Vice President of another
(46)                              Operations, Van Eck Securities                 investment company
Officer since 1997                Corporation                                    advised by the Administrator


----------
(1) The address for each Director/Officer is 99 Park Avenue, 8th Floor, New York, NY 10016.
(2) Each Director serves for an indefinite term, until his resignation, death or removal. Officers are elected yearly by the Directors.
+    An "interested person" as defined in the 1940 Act.
* Member of Executive Committee-exercises general powers of Board of Trustees between meetings of the Board.
++   Member of the Nominating  Committee.
P Member of Audit Committee-reviews fees, services, procedures, conclusions and recommendations of independent auditors.

This report must be accompanied or preceded by a Van Eck/Chubb Funds prospectus, which includes more complete information such as charges and expenses and the risks associated with international investing, including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before you invest. Additional information about the Fund's Board of Directors/Officers is provided in the "Statement of Additional Information" that is available by calling 1-800-826-2333 or by visiting www.vaneck.com.


[LOGO]

Investment Adviser:     Chubb Asset Managers, Inc.
Distributor:            Van Eck Securities Corporation
                        99 Park Avenue, New York, NY 10016
                        www.vaneck.com
Account Assistance:     (800) 544-4653